DG U.S. GOVERNMENT MONEY MARKET FUND
(A Portfolio of DG Investor Series)
--------------------------------------------------------------------------------
Supplement to Statement of Additional Information dated June 30, 1997

On August 20, 1997, the Board of Trustees (the "Trustees") of DG Investor Series approved a change in DG U.S. Government Money Market Fund's non-fundamental investment policies. The Trustees also approved changing the name of the fund from DG U.S. Government Money Market Fund to DG Treasury Money Market Fund. These changes will become effective October 1, 1997.

Accordingly, please revise your Statement of Additional Information where appropriate to reflect this name change, and delete in its entirety the section entitled "Government Money Market Fund" beginning on page 1 and replace it with the following:

"DG Treasury Money Market Fund

Types of investments

DG Treasury Money Market Fund invests only in short-term U.S. Treasury securities which are issued by the U.S. government and are fully guaranteed as to principal and interest by the United States.

               Variable Rate U.S. Treasury Securities

                 Some of the short-term U.S. Treasury securities DG Treasury Money Market Fund may purchase have variable interest rates. These securities have a rate of interest subject to adjustment at least annually. This adjusted interest rate is ordinarily tied to some objective standard, such as the 91-day U.S. Treasury bill rate.

                 Variable interest rates will reduce the changes in the market value of such securities from their original purchase prices. Accordingly, the potential for capital appreciation or capital depreciation should not be greater than the potential for capital appreciation or capital depreciation of fixed interest rate U.S. Treasury securities having maturities equal to the interest rate adjustment dates of the variable rate U.S. Treasury securities.

The DG Treasury Money Market Fund may purchase variable rate U.S. Treasury securities upon the determination by the Trustees that the interest rate as adjusted will cause the instrument to have a current market value that approximates its par value on the adjustment date."





                                                                 October 1, 1997

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        Cusip 23321N103
        G01258-21 (10/97)






DG U.S. GOVERNMENT MONEY MARKET FUND
(A Portfolio of DG Investor Series)
--------------------------------------------------------------------------------
Supplement to the Combined Prospectus dated June 30, 1997

On August 20, 1997, the Board of Trustees (the "Trustees") of DG Investor Series approved a change in DG U.S. Government Money Market Fund's non-fundamental investment policies. The Trustees also approved changing the name of the fund from DG U.S. Government Money Market Fund to DG Treasury Money Market Fund. These changes will become effective October 1, 1997.

Accordingly, please revise your prospectus where appropriate to reflect this name change, and delete in its entirety the section entitled "Objective and Policies of Each Fund-Government Money Market Fund" on page 9 and replace it with the following:

"DG Treasury Money Market Fund

The investment objective of DG Treasury Money Market Fund is current income consistent with stability of principal and liquidity. This investment objective cannot be changed without shareholder approval. While there is no assurance that DG Treasury Money Market Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

DG Treasury Money Market Fund pursues its investment objective by investing only in a portfolio of short-term U.S. Treasury securities. The average maturity of U.S. Treasury securities in its portfolio, computed on a dollar-weighted basis, will be 90 days or less, and the DG Treasury Money Market Fund will invest only in securities with remaining maturities of 13 months or less at the time of purchase. Unless indicated otherwise, the investment policies may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

Acceptable Investments. DG Treasury Money Market Fund invests only in short-term U.S. Treasury securities which are issued by the U.S. government and are fully guaranteed as to principal and interest by the United States.

Certain Other Portfolio Strategies. DG Treasury Money Market Fund may also invest or engage in repurchase agreements, lending of portfolio securities and when-issued and delayed delivery transactions. See "Portfolio Investments and Strategies."



                                                                 October 1, 1997

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        Cusip 23321N103
        G01258-20 (10/97)
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